UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

November 18, 2011
Date of Report (Date of Earliest event reported)

GLOBAL NUTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or o (State or other Jurisdiction Of incorporation)	(Com(Commission File Number)	(IRS Employer Identification No.)

7601` Windwood Drive, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(714) 373-1930

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	(1)	(i)	Not Applicable.
		(ii)	Not Applicable.
		(iii)	Not Applicable.

	(2)	Not applicable.

	(3)	Not Applicable

(b)             Effective November 18, 2011, John Magner resigned as Chief Financial Officer of Global NuTech, Inc., a Nevada corporation (the “Company”); however he continues to serve as a Director and as President of the Company.

(c)             (1)           Effective November 18, 2011, the Company's Board of Directors named Craig Crawford as a Director and as the Chief Financial Officer of the Company to serve until his earlier resignation or due election and qualification of his successor.

(2)       Craig Crawford, age 58, Director and Chief Financial Officer.  Mr. Crawford has served as President of International Plant Services L.L.C. from the beginning of November 2011 to the present.  Previously, he served as Operations Director – Oil and Gas Industry, Mid- and Down-Stream Construction Services for Willbros Group, Inc. from September 2008 until August  2011.  Willbros Group, Inc. is a publicly traded company listed on the New York Stock Exchange (NYSE:WG). Prior to that he was Vice-President – Gulf Coast and North East Turnarounds, Maintenance, and Construction Services for Starcon, Inc. from May 2007 to August 2008.  Before that he was President of World Wide Welding, Inc. and General Manager – Mid-Continent and Gulf Coast Business Unit for TIMEC, Inc. a subsidiary of Transfield Services Limited from February 2006 to May 2007.  Transfield Services Limited is an Australian publicly listed corporation trading on the Australian Stock Exchange (ASX:TSE). Beginning in August 2005 until February 2008, he served as Operations Manager and Advisor to the CEO of Systems, Evolution, Inc., an OTCBB-traded company.   Concurrently, Mr. Crawford has served as an officer and director of two other OTC-traded companies, as a Director and President of AppTech, Inc. from September 2009 through January 2010 and as a Director and President of W Technologies, Inc. from May 2011 until November 2011. In considering Mr. Crawford’s appointment, the Company’s Board of Directors was impressed with his prior experience working on the financial transactions of publicly traded companies. Mr. Crawford does not have a family relationship with any of the executive officers or Directors of the Company. It has not been determined which committees of the Board of Directors that Mr. Crawford will serve on.

(3) Not applicable.

(d)	See sub-paragraph (c)(1), above.

(e)	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011	GLOBAL NUTECH, INC.

	By:	/s/ Craig Crawford
	Name:	Craig Crawford
	Title:	Chief Financial Officer